SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-22558                    95-4439361
   (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction of                                             Identification
   Incorporation)                                                  Number)

                            4520 West Valerio Street
                         Burbank, California 91505-1046
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 841-7766
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     Reference is made to the joint press release of the Registrant and SimEx Inc., an Ontario corporation, issued on December 19, 2001, and to the press release of the Registrant issued on January 2, 2002, attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, each of which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS.

          The following exhibits are filed with this report on Form 8-K:

          Exhibit 99.1. Joint Press Release of the Registrant and SimEx Inc. dated December 19, 2001.

          Exhibit 99.2.  Press Release of the Registrant dated January 2, 2002.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 3, 2002                     IWERKS ENTERTAINMENT, INC.



                                            By:    /S/ JEFF DAHL
                                                -------------------------------
                                                   Jeff Dahl
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT

99.1.      Joint Press Release of the Registrant and SimEx Inc.
           dated December 19, 2001.

99.2.      Press Release of the Registrant dated January 2, 2002.


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